Exhibit 23.1



                     CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption
"Experts" and to the use of our report dated April 14, 1995 in Amendment No. 1 the Registration Statement (Form
S-2 No. 33-59019) and related Prospectus of Page America Group,
Inc. for the registration of 435,903 shares of its common stock.


                                     ERNST & YOUNG LLP


Hackensack, New Jersey
May 22, 1995